Earnings Results 1st Quarter 2026 April 15, 2026 Exhibit 99.2

2 This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995 and the rules and regulations of the Securities and Exchange Commission (“SEC”). Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T's business, and management's beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict and may cause actual outcomes to differ materially from what is expressed or forecasted. While there can be no assurance that any list of risks and uncertainties is complete, important factors that could cause actual outcomes and results to differ materially from those contemplated by forward-looking statements include the following, without limitation: economic conditions and growth rates, including inflation and market volatility; events, developments and current conditions in the financial services industry, including trust, brokerage and investment management businesses; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, loan concentrations by type and industry, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; levels of client deposits; ability to contain costs and expenses; changes in M&T's credit ratings; domestic or international political developments and other geopolitical events, including trade and tariff policies and international conflicts and hostilities; changes and trends in the securities markets; common shares outstanding and common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-, brokerage-, and investment management-related revenues; federal, state or local legislation and/or regulations affecting the financial services industry, or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; political conditions, either nationally or in the states in which M&T and its subsidiaries do business; the initiation and outcome of potential, pending and future litigation, investigations and governmental proceedings, including tax-related examinations and other matters; operational risk events, including loss resulting from fraud by employees or persons outside M&T and breaches in data and cybersecurity; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product and service competition by competitors, including new entrants; technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/ financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. These are representative of the factors that could affect the outcome of the forward-looking statements. In addition, as noted, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, and other factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year ended December 31, 2025, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date they are made, and M&T assumes no duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. This presentation also contains financial information and performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). Management believes investors may find these non-GAAP financial measures useful. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Please see the Appendix for reconciliation of GAAP with corresponding non- GAAP measures, as indicated in the presentation. Forward-Looking Statements and Non-GAAP Financial Measures

3 Our Customers Delivering the people, capital and ideas that empower our customers in the moments that matter most in their lives. Our Communities M&T is a bank for communities, an engine for local economic development through relationship-building. Our Colleagues We empower our employees to be the best versions of themselves through integrity and empathy. We are committed to Our Shareholders We deliver reliable results anchored by a strong balance sheet that protects and builds investor value across economic cycles. Together, We are M&T Bank

Operational Excellence Alignment and integration across markets, lines of business and platform capabilities will accelerate regional bank growth. 4 2026 Enterprise Priorities Teaming for Growth • Make it easy for clients to do business with us • Ensure all markets and clients experience us as one bank • Empower leaders to lead across businesses • Win in the markets and businesses where we operate • Drive more integration and collaboration in service of growth Deliver industry-leading service, scale and value through intelligent, simplified operations that empower the businesses and clients we support and help us to maintain and improve the bank’s profitability. • Build scalable infrastructure that enables sustainable growth • Deliver consistent, fast and customer centric experiences across the enterprise • Drive operational efficiency while maintaining quality and risk standards • Strengthen critical skills and leadership capabilities for a modern organization ✔ Grow revenue per employee through productivity and capacity r redeployment ✔ Faster completion of essential processes ✔ Improve customer satisfaction scores ✔ Enhanced employee engagement results regarding tools and resources n needed to do the job ✔ Primary checking account and deposit growth ✔ New England regions lead in deposit and loan growth ✔ Increased revenue per Relationship Manager ✔ Increase Wealth referral volume and penetration ✔ Top 5 SBA ranking in New England markets ✔ Increased Mortgage Originations Objectives Objectives Outcomes Outcomes

Key Awards and Accolades Received 13 “Best Bank” Awards across Small Business and Middle-Market Categories Small Business • Best Bank for Valuing Long-Term Relationships (U.S.) • Best Bank for Customer Service (U.S.) • Best Bank for Ease of Doing Business (U.S.) • Best Bank for Trust (U.S.) Middle Market • Best Bank for Valuing Long-Term Relationships (U.S.) • Best Bank for Satisfaction with RM (U.S.) • Best Bank for Trust (U.S.) The Most Powerful Women in Finance: Meghan Shue, Wilmington Trust The Most Powerful Women in Banking’s Top Teams: Wilmington Trust 2025 All-America Executive Team Received #1 Ranking among Large Cap Banks and Placed in the Top 10 across All U.S. Banks • Best CEO – Rene Jones • Best CFO – Daryl Bible • Best Company Board – M&T Bank • Best ESG Program – M&T Bank • Best Investor/Analyst Event – M&T Bank • Best IR Program – M&T Bank • Best IR Team – M&T Bank Jennifer Warren, CEO, Wilmington Trust CEO of the Year Clearing & Custodial Firms Received #1 Ranking among U.S. Companies 5

6 Financial Results

7 • Diluted EPS increased +24% YoY • Return on Assets increased +12 bps YoY • Return on Common Equity increased +131 bps YoY • Net Interest Margin increased +2 bps QoQ and +5 bps YoY Notable items ($ in millions, except per share) 1Q26 4Q25 1Q25 Amt(1) EPS Amt(1) EPS Amt(1) EPS FDIC Special Assessment $— $— $29 $0.14 $— $— Charitable Contribution(2) — — (30) (0.15) — — First Quarter 2026 Earnings Highlights GAAP ($ in millions, except per share) 1Q26 4Q25 1Q25 Revenues $2,441 $2,475 $2,306 Noninterest Expense 1,438 1,379 1,415 Provision for Credit Losses 140 125 130 Net Income 664 759 584 Diluted EPS 4.13 4.67 3.32 Return on Assets 1.26% 1.41% 1.14% Return on Common Equity 9.67 10.87 8.36 Net Interest Margin 3.71 3.69 3.66 Net Charge-offs % Avg Loans .31 .54 .34 Note: (1) Amounts presented before any related tax effect. (2) Included in other costs of operations.

8 Note: (1) See Appendix for reconciliation of GAAP with these non-GAAP measures. (2) As of respective period end. First Quarter 2026 Earnings Highlights Net Operating Results (Non-GAAP)(1) ($ in millions, except per share) 1Q26 4Q25 1Q25 Net Operating Income $671 $767 $594 Diluted Net Operating EPS 4.18 4.72 3.38 Efficiency Ratio 58.3% 55.1% 60.5% Net Operating ROTA 1.33 1.49 1.21 Net Operating ROTCE 14.51 16.24 12.53 Tangible Book Value per Share(2) $115.96 $117.45 $111.13 • Diluted Net Operating EPS increased +24% YoY • Net Operating ROTA increased +12 bps YoY • Net Operating ROTCE increased +198 bps YoY • Tangible Book Value per Share increased +4% YoY

# Net Interest Income[1] & Net Interest Margin


$ IN MILLIONS
$1,707
$1,722
$1,773
$1,790
$1,763
3.66%
3.62%
3.68%
3.69%
3.71%
2Q25 Adjusted NIM was 3.66(2)
1Q25
2Q25
3Q25
4Q25
1Q26
Net Interest Income (Taxable-equivalent)(1)
Net Interest Margin

## QoQ Drivers

- Taxable-equivalent net interest income[1] decreased **-$27 million** or **-2% QoQ**
  - Two less calendar days in the recent quarter
- Net interest margin rose **+2 bps QoQ** to **3.71%**
  - Net higher asset-liability spread from continued fixed asset repricing, redeployment of cash to securities and deposit pricing discipline (**+5 bps**)
  - A favorable impact from interest rate swap agreements (**+3 bps**)
  - Partially offset by lower contribution of net interest-free funds (**-6 bps**)

Note: (1) Taxable-equivalent net interest income is a non-GAAP measure that adjusts income earned on a tax-exempt asset to present it on an equivalent basis to interest income earned on a fully taxable asset. (2) See Appendix for reconciliation of this adjusted measure.

M&T Bank Corporation 9

# Balance Sheet – Overview

| Average Balances, $ in billions, except per share | 1Q26 | 4Q25 | 1Q25 | Change 1Q26 vs 4Q25 | Change 1Q26 vs 1Q25 |
|---|---|---|---|---|---|
| Interest-bearing Deposits at Banks | $16.2 | $18.0 | $19.7 | -10% | -18% |
| Investment Securities | 37.8 | 36.7 | 34.5 | 3 | 10 |
| Commercial and Industrial ("C&I") | 63.8 | 62.2 | 61.0 | 2 | 5 |
| Commercial Real Estate ("CRE") | 23.5 | 24.1 | 26.3 | -3 | -11 |
| Residential Real Estate ("RRE") | 24.8 | 24.8 | 23.2 | — | 7 |
| Consumer | 26.3 | 26.5 | 24.3 | -1 | 8 |
| Total Loans | 138.4 | 137.6 | 134.8 | 1 | 3 |
| Earning Assets | 192.6 | 192.4 | 189.1 | — | 2 |
| Deposits | 164.3 | 165.1 | 161.2 | — | 2 |
| Borrowings | 16.8 | 14.6 | 14.2 | 15 | 18 |
| Common Shareholders' Equity | 26.1 | 26.3 | 26.6 | -1 | -2 |
| **As of Quarter End** | | | | | |
| Common Shareholders' Equity per Share | $173.82 | $173.49 | $163.62 | —% | 6% |
| Tangible Equity per Common Share[1] | 115.96 | 117.45 | 111.13 | -1 | 4 |
| Tangible Common Equity / Tangible Assets[1] | 8.26% | 8.70% | 8.95% | -44 bps | -69 bps |
| Common Equity Tier 1 ("CET1") Capital Ratio | 10.33[2] | 10.84 | 11.50 | -51 bps | -117 bps |

- Capital levels strong with CET1 capital ratio of **10.33%**[2]
- Repurchased **$1.2 billion**[3] of common shares in 1Q26

Note: (1) See Appendix for reconciliation of GAAP with these non-GAAP measures. (2) March 31, 2026 CET1 capital ratio is estimated. (3) Includes share repurchase excise tax.

M&T Bank Corporation 10

11 Balance Sheet – Average Loans QoQ Drivers Average loans increased +$823 million QoQ: • C&I loans grew +2% (+$1.5 billion) reflecting growth in middle market, business banking and several of our specialty businesses • Consumer loans decreased -1% (-$171 million) • CRE loans declined -3% (-$605 million) $ IN B IL LI O N S $61.0 $61.0 $61.7 $62.2 $63.8 $26.3 $25.3 $24.3 $24.1 $23.5 $23.2 $23.7 $24.4 $24.8 $24.8 $24.3 $25.4 $26.1 $26.5 $26.3 $134.8 $135.4 $136.5 $137.6 $138.4 6.06% 6.11% 6.14% 6.00% 5.86% C&I CRE RRE Consumer Total Loans Total Loan Yield 1Q25 2Q25 3Q25 4Q25 1Q26

12 Balance Sheet – Securities and Invested Cash Liquidity Coverage Ratio was 107%(2) on March 31, 2026 Duration Pre-tax Unrealized Gain/(Loss) AFS ~3.1 years $9 million HTM ~5.2 years ($764 million) Total Debt Securities ~3.8 years ($755 million) $ IN B IL LI O N S Average Investment Securities and Yield $34.5 $35.3 $36.6 $36.7 $37.8 4.00% 3.81% 4.13% 4.17% 4.26% 1Q25 2Q25 3Q25 4Q25 1Q26 Interest- bearing deposits at banks 27% Other Securities 2% HTM Securities 23% AFS Securities 48% $53.1B TOTAL 2Q25 Adjusted Yield was 4.03%(1) Securities and Invested Cash at 3/31/26 Note: (1) See Appendix for reconciliation of this adjusted measure. (2) While not subject to the liquidity coverage ratio requirements ("LCR"), M&T estimates that its LCR on March 31, 2026 exceeded the regulatory minimum standards that would be applicable if it were a Category III institution subject to the Category III reduced LCR requirements.

13 Balance Sheet – Average Deposits QoQ Drivers Average deposits decreased -$789 million QoQ: • Interest-bearing deposit cost decreased -21 bps – 56% cumulative deposit beta since 3Q24 • Average interest-bearing deposits declined -$1.2 billion • Average noninterest-bearing deposits increased +$363 million $ IN B IL LI O N S $45.4 $45.1 $44.0 $44.2 $44.6 $101.6 $104.0 $104.7 $107.3 $106.6 $14.2 $14.3 $14.0 $13.6 $13.1 $161.2 $163.4 $162.7 $165.1 $164.3 Noninterest-bearing Deposits Savings and Interest-checking Deposits Time Deposits Total Deposits 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 Total deposit cost 1.70% 1.72% 1.72% 1.59% 1.43% Interest-bearing deposit cost 2.37% 2.38% 2.36% 2.17% 1.96%

# Income Statement – Noninterest Income


$ IN MILLIONS
$611
$683
$752
$696
$689
1Q25
2Q25
3Q25
4Q25
1Q26
Noninterest Income

| $ in millions | 1Q26 | 4Q25 | 1Q25 | Change 1Q26 vs 4Q25 | Change 1Q26 vs 1Q25 |
|---|---|---|---|---|---|
| Mortgage Banking Revenues | $127 | $155 | $118 | *-18%* | *8%* |
| Service Charges on Deposits | 139 | 140 | 133 | *-1* | *5* |
| Trust Income | 183 | 184 | 177 | *-1* | *3* |
| Brokerage Services | 35 | 34 | 32 | *3* | *9* |
| Non-hedge Derivatives / Trading | 14 | 19 | 9 | *-26* | *43* |
| Securities Gain/(Loss) | 4 | 1 | — | *238* | — |
| Other Revenues from Operations | 187 | 163 | 142 | *14* | *31* |
| **Noninterest Income** | **$689** | **$696** | **$611** | ***-1%*** | ***13%*** |

## QoQ Drivers

**Noninterest income decreased -$7 million or -1% QoQ:**

- Mortgage banking revenues declined **-$28 million QoQ**:
  - On January 1, 2026, the Company elected to prospectively measure residential mortgage loan servicing right assets ("MSRs") at fair value
  - Residential mortgage banking revenues declined **-$16 million** reflecting the passage of time on the fair value of MSRs
  - Commercial mortgage banking revenues declined **-$12 million** from lower volume
- Trading account and other non-hedging derivative gains decreased **-$5 million** reflecting lower revenues from interest rate swap transactions with commercial customers
- Other revenues from operations **increased +$24 million QoQ**:
  - **+$33 million** distribution from M&T's investment in BLG
  - Partially offset by lower merchant discount and credit card fees

M&T Bank Corporation 14

# Income Statement – Noninterest Expenses



$ IN MILLIONS
$1,415
$1,402
60.5%
$1,336
$1,327
55.2%
Adjusted Efficiency 55.3%(1)
$1,363
$1,353
53.6%
Adjusted Efficiency 54.5%(1)
$1,379
$1,369
55.1%
Adjusted Efficiency 55.0%(1)
$1,438
$1,429
58.3%
1Q25
2Q25
3Q25
4Q25
1Q26
Operating Noninterest Expense(1)
Total Noninterest Expense
Intangible Amort & Merger-Related
Efficiency Ratio(1)

| $ in millions | 1Q26 | 4Q25 | 1Q25 | Change 1Q26 vs 4Q25 | Change 1Q26 vs 1Q25 |
|---|---|---|---|---|---|
| Salaries & Employee Benefits(2) | $914 | $809 | $887 | *13%* | *3%* |
| Equipment & Net Occupancy | 133 | 134 | 132 | — | — |
| Outside Data Proc & Software | 144 | 146 | 136 | *-2* | *5* |
| Professional & Other Services | 93 | 105 | 84 | *-11* | *11* |
| FDIC Assessments | 23 | (8) | 23 | — | — |
| Advertising & Marketing | 21 | 32 | 22 | *-35* | *-6* |
| Other Costs of Operations | 101 | 151 | 118 | *-34* | *-15* |
| Operating Expense(1) | 1,429 | 1,369 | 1,402 | *4* | *2* |
| Intangible Amortization | 9 | 10 | 13 | *-1* | *-27* |
| **Total Noninterest Expense** | **$1,438** | **$1,379** | **$1,415** | **4%** | **2%** |

## QoQ Drivers

**Noninterest expense increased +$59 million or +4% QoQ:**

- Salaries and employee benefits expense increased **+$105 million** reflecting:
  - $115 million of seasonally higher personnel expenses, partially offset by two less working days and lower employee staffing levels in the recent quarter
- Professional and other services expense declined **-$12 million** reflecting lower legal and review costs
- Higher FDIC assessments reflect a reduction of estimated special assessment expense of $29 million in the fourth quarter of 2025
- Advertising and marketing expense declined **-$11 million** reflecting the seasonality of advertising campaigns
- Other costs of operations decreased **-$50 million** due to the following fourth quarter activity:
  - A contribution to The M&T Charitable Foundation of $30 million
  - Amortization of residential MSRs

Note: (1) See Appendix for reconciliation of GAAP with these non-GAAP and adjusted measures. Noninterest operating expense excludes merger-related expenses and amortization of core deposit and other intangible assets. (2) Severance-related charges for 1Q26, 4Q25 and 1Q25 were $4 million, $6 million and $4 million, respectively.

M&T Bank Corporation 15

16 $ IN M IL LI O N S Nonaccrual Loans $1,540 $1,573 $1,512 $1,252 $1,240 1.14% 1.16% 1.10% 0.90% 0.89% Nonaccrual Loans ($) Nonaccrual Loans (%) 1Q25 2Q25 3Q25 4Q25 1Q26 $ IN M IL LI O N S Net Charge-offs $114 $108 $146 $185 $105 0.34% 0.32% 0.42% 0.54% 0.31% Net Charge-offs ($) Net Charge-off Ratio (%) 1Q25 2Q25 3Q25 4Q25 1Q26 Credit $ IN M IL LI O N S Allowance for Loan Losses $2,200 $2,197 $2,161 $2,116 $2,136 1.63% 1.61% 1.58% 1.53% 1.53% Allowance for Loan Losses ($) Allowance for Loan Losses (%) 1Q25 2Q25 3Q25 4Q25 1Q26 $ IN M IL LI O N S Provision for Credit Losses $130 $125 $125 $125 $140 $130 $105 $110 $140 $125$20 $15 -$15 $15 Provision for Loan Losses Provision for Unfunded Credit Commitments 1Q25 2Q25 3Q25 4Q25 1Q26

17 Criticized C&I and CRE Loans Criticized loans decreased -$706 million QoQ: • C&I decreased -$306 million • CRE decreased -$400 million – Permanent CRE -$140 million – Construction -$260 million • 96% of criticized accrual loans are current $ IN B IL LI O N S $9.4 $8.4 $7.8 $7.3 $6.6 10.9% 9.7% 9.0% 8.3% 7.4% Criticized Criticized % of C&I and CRE Loans 1Q25 2Q25 3Q25 4Q25 1Q26

# Loans to Nondepository Financial Institutions

## Nondepository Financial Institutions[1]

**$13.4 billion**
**10% of Total Loans**



$0.8B
$0.6B
$2.0B
$3.5B
$6.5B

**At 3/31/26**

## Loan Types

**Other loans to NDFIs**
*All Other (e.g. insurance, broker/dealer)*

**Consumer Credit Intermediaries**
*Consumer Lender Finance*

**Business Credit Intermediaries**
*Wholesale Lender Finance, Business Development Companies*

**Private Equity Funds**
*Subscription Lines*

**Mortgage Credit Intermediaries**
*Institutional CRE, Residential Mortgage Warehouse, Mortgage Servicing Rights ("MSR")*

## Portfolio Characteristics

- M&T's loans to NDFIs represent **10%** of loans, compared to peer median of **12%**[2]
- Concentrated in mortgage credit and private equity
  - Components centered around institutional CRE credit solutions, residential mortgage warehouse lines, MSR secured financing, and fund subscription lines
  - All of which have low loss profiles both internally and across the industry
- M&T's private equity lending is entirely comprised of subscription lines

Note: (1) Loans to NDFIs are estimates pending the filing of M&T Bank's Call Report and M&T Bank Corporation's FRY-9C. (2) Peer median as of 12/31/25 due to data availability.

M&T Bank Corporation 18

# Loans to Business Credit Intermediaries

## Business Credit Intermediaries[(1)]

**$2.0 billion**
**15% of NDFI Loans**


$0.3B
(17%)
$0.4B
(20%)
$0.6B
(28%)
$0.7B
(35%)

**At 3/31/26**

## Obligor Types


Other Business Credit Intermediaries
Business Development Companies
Business Leasing
Wholesale Lender Finance

## Portfolio Characteristics

- Comprised of non-bank platforms that originate and hold business credit using sponsored capital and wholesale funding rather than deposits. Portfolios are dispersed among many non-institutional lenders.
  - **Business Development Companies** - managed by established private credit firms with institutional governance and underwriting, operating under the Investment Company Act of 1940, which provides structural protections that benefit creditors
  - **Business Leasing** - leasing to a broad range of business types and collateralized by the full spectrum of fixed assets
  - **Wholesale Lender Finance** - provide funding to specialty lenders, including institutional lenders, generally under asset based lending structures

Note: (1) Loans to Business Credit Intermediaries are estimates pending the filing of M&T Bank's Call Report and M&T Bank Corporation's FRY-9C.

M&T Bank Corporation | 19

# Capital

## CET1[1]



11.50%
10.99%
10.99%
10.84%
10.33%
1Q25
2Q25
3Q25
4Q25
1Q26

## TBVPS[2]



$111.13
$112.48
$115.31
$117.45
$115.96
1Q25
2Q25
3Q25
4Q25
1Q26

### QoQ Drivers

- CET1 capital ratio decreased to **10.33%**[1] at the end of 1Q26
- Tangible book value per share decreased **-1%** to **$115.96**
- AFS and pension-related AOCI would have impacted the CET1 capital ratio by **+4 bps** at the end of 1Q26
- The election to prospectively measure residential MSRs at fair value increased the CET1 capital ratio by **+8 bps** at January 1, 2026

### Basel III - March 2026 Proposal

- CET1 capital ratio at the end of 4Q25 would have increased an estimated **+90 +/- bps** under the standardized approach and an additional **+10-20 bps** under the expanded risk-based approach, excluding the impact of AOCI

Note: (1) CET1 capital ratio at March 31, 2026 is estimated. (2) See Appendix for reconciliation of GAAP with this non-GAAP measure.

M&T Bank Corporation 20

# 2026 Outlook

| | | 2026 Outlook | Comments |
|---|---|---|---|
| Income Statement | **Net Interest Income**<br>***Taxable-equivalent*** | $7.2 to $7.35 billion | • Bottom half of the range for NII translates to NIM in the high 3.60s<br>• Range dependent on loan growth, deposit trends, and shape of the yield curve |
| Income Statement | **Fee Income** | $2.675 to $2.775 billion | • High end of the range<br>• Broad-based growth across fee types and business lines |
| Income Statement | **GAAP Expense**<br>***Includes intangible amortization*** | $5.5 to $5.6 billion | • High end of the range<br>• Continued investment in enterprise initiatives and well-managed non-investment spend |
| Income Statement | **Net Charge-Offs**<br>***% of Average Loans*** | 40 basis points +/- | |
| Income Statement | **Tax Rate**<br>***Taxable-equivalent*** | 24.0% +/- | |
| Average Balances | **Loans** | $140 to $142 billion | • Point to point growth in each loan portfolio |
| Average Balances | **Deposits** | $165 to $167 billion | • Focus on growing operational accounts and other customer deposits at a reasonable cost |
| | **CET1 Capital Ratio** | 10.0% to 10.5% | |

M&T Bank Corporation | 21

# Why invest in M&T?

Purpose-Driven Successful and Sustainable Business Model that Produces Strong Shareholder Returns

### Purpose Driven Organization

- Long term focused with deeply embedded culture
- Business operated to represent the best interests of all key stakeholders
- Energized colleagues consistently serving our customers and communities
- A safe haven for our clients as proven during turbulent times and crisis

### Successful and Sustainable Business Model

- Experienced and seasoned management team
- Strong risk controls with long track record of credit outperformance through cycles
- Leading position in core markets

### Strong Shareholder Returns

- 15-17% ROTCE(1)
- Robust dividend growth
- 8% TBV per share growth(2)

Source: FactSet, S&P Global, Company Filings.
Note: (1) ROTCE range comprises 5 years of the trailing 3-year ROTCE from 2020-2025, consistent with M&T's measurement of ROTCE for performance-based stock compensation. (2) TBV per share growth represents CAGR from 2020-2025.

M&T Bank Corporation 22

23 Appendix

24 M&T consistently provides supplemental reporting of its results on a “net operating” or “tangible” basis, from which M&T excludes the after-tax effect of amortization of core deposit and other intangible assets (and the related goodwill, core deposit and other intangible asset balances, net of applicable deferred tax amounts) and gains (when realized) and expenses (when incurred) associated with merging acquired operations into M&T, since such items are considered by management to be “nonoperating” in nature. Although “net operating income” as defined by M&T is not a GAAP measure, M&T’s management believes that this information helps investors understand the effect of acquisition activity in reported results. Appendix Note: (1) After any related tax effect. GAAP to Net Operating (Non-GAAP) Reconciliation In millions, except per share 1Q25 2Q25 3Q25 4Q25 1Q26 Net income Net income $584 $716 $792 $759 $664 Amortization of core deposits and other intangible assets (1) 10 8 6 8 7 Net operating income $594 $724 $798 $767 $671 Earnings per common share Diluted earnings per common share $3.32 $4.24 $4.82 $4.67 $4.13 Amortization of core deposits and other intangible assets (1) 0.06 0.04 0.05 0.05 0.05 Diluted net operating earnings per common share $3.38 $4.28 $4.87 $4.72 $4.18

25 Appendix GAAP to Net Operating (Non-GAAP) Reconciliation In millions 1Q25 2Q25 3Q25 4Q25 1Q26 Other expense Other expense $1,415 $1,336 $1,363 $1,379 $1,438 Amortization of core deposit and other intangible assets (13) (9) (10) (10) (9) Noninterest operating expense $1,402 $1,327 $1,353 $1,369 $1,429 Efficiency ratio Noninterest operating expense (numerator) $1,402 $1,327 $1,353 $1,369 $1,429 Taxable-equivalent net interest income $1,707 $1,722 $1,773 $1,790 $1,763 Other income 611 683 752 696 689 Less: Gain (loss) on bank investment securities — — 1 1 4 Denominator $2,318 $2,405 $2,524 $2,485 $2,448 Efficiency ratio 60.5% 55.2% 53.6% 55.1% 58.3%

26 Appendix In millions 1Q25 2Q25 3Q25 4Q25 1Q26 Average assets Average assets $208,321 $210,261 $211,053 $212,891 $213,828 Goodwill (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (92) (89) (79) (69) (59) Deferred taxes 27 26 24 22 19 Average tangible assets $199,791 $201,733 $202,533 $204,379 $205,323 Average common equity Average total equity $28,998 $28,666 $28,583 $28,970 $28,648 Preferred stock (2,394) (2,394) (2,394) (2,691) (2,576) Average common equity 26,604 26,272 26,189 26,279 26,072 Goodwill (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (92) (89) (79) (69) (59) Deferred taxes 27 26 24 22 19 Average tangible common equity $18,074 $17,744 $17,669 $17,767 $17,567 GAAP to Tangible (Non-GAAP) Reconciliation

27 Appendix In millions 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Total assets Total assets $210,321 $211,584 $211,277 $213,510 $214,736 Goodwill (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (93) (84) (74) (64) (55) Deferred taxes 26 25 23 20 18 Total tangible assets $201,789 $203,060 $202,761 $205,001 $206,234 Total common equity Total equity $28,991 $28,525 $28,728 $29,177 $27,972 Preferred stock (2,394) (2,394) (2,394) (2,834) (2,434) Common equity 26,597 26,131 26,334 26,343 25,538 Goodwill (8,465) (8,465) (8,465) (8,465) (8,465) Core deposit and other intangible assets (93) (84) (74) (64) (55) Deferred taxes 26 25 23 20 18 Total tangible common equity $18,065 $17,607 $17,818 $17,834 $17,036 GAAP to Tangible (Non-GAAP) Reconciliation

28 Appendix Reconciliation of Adjusted Metrics In millions, except per share 1Q25 2Q25 3Q25 4Q25 1Q26 Taxable-equivalent net interest income - Adjusted Taxable-equivalent net interest income $1,722 Premium amortization for acquired securities 20 Taxable-equivalent net interest income - Adjusted $1,742 Net interest margin - Adjusted(1) Net interest margin 3.62% Premium amortization for acquired securities 0.04 Net interest margin - Adjusted 3.66% Yield on investment securities(2) 3.81% Premium amortization for acquired securities 0.22 Yield on investment securities - Adjusted 4.03% Note: (1) Net interest margin is calculated on average earning assets of $190.5 billion in 2Q25. (2) Yields on investment securities are calculated on average investment securities of $35.3 billion in 2Q25. M&T is providing supplemental reporting of its results on a “Adjusted” basis, from which M&T excludes the after-tax effect of certain notable items of significance. Although “ Adjusted” income and expense as presented by M&T is not a GAAP measure, M&T management believes that this information helps investors understand the effect of such notable items in reported results.

29 Appendix Reconciliation of Adjusted Metrics In millions 1Q25 2Q25 3Q25 4Q25 1Q26 Other income - Adjusted Other income $683 $752 $696 Gain on sale of out-of-footprint loan portfolio (15) — — Gain on sale of institutional services subsidiary (10) — — Earnout payment related to 2023 sale of CIT business — (28) — Other income - Adjusted $658 $724 $696 Noninterest operating expense - Adjusted Noninterest operating expense $1,327 $1,353 $1,369 Charitable contribution — — (30) FDIC Special Assessment — 8 29 Noninterest operating expense - Adjusted $1,327 $1,361 $1,368 Efficiency ratio - Adjusted Noninterest operating expense (numerator) - Adjusted $1,327 $1,361 $1,368 Taxable-equivalent net interest income - Adjusted 1,742 1,773 1,790 Other income - Adjusted 658 724 696 Less: Gain (loss) on bank investment securities — — 1 Denominator $2,400 $2,497 $2,485 Efficiency ratio - Adjusted 55.3% 54.5% 55.0%